SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE ANNUITY ACCOUNT FIVE

Seasons Advantage Variable Annuity

Seasons Advisor III Variable Annuity

Seasons Elite Variable Annuity

Seasons Preferred Solution Variable Annuity

Seasons Select II Variable Annuity dated May 2, 2016

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE ANNUITY ACCOUNT FIVE

Seasons Advantage Variable Annuity

Seasons Elite Variable Annuity

Seasons Select II Variable Annuity

Termination of Strategic Allocation Program

Effective on February 6, 2017, due to pending regulatory changes we will no longer offer the Strategic Allocation Program. All references to this program will be removed from your prospectus and Statement of Additional Information and we will no longer update the Strategic Allocations.

If you are currently invested in a Strategic Allocation, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Strategic Allocation Program was terminated; however, the investment will no longer be considered to be a Strategic Allocation and you may no longer trade into a Strategic Allocation. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

Additionally, if you elected a Living Benefit which allowed Strategic Allocations as part of the investment requirements, you may trade out of your allocation at any time into any investment that meets your Living Benefit’s investment requirements, including the asset allocation of the Variable Portfolios listed in the table below (“Allocations”). After the termination effective date, only the asset allocation of the Variable Portfolios of your current allocation or the Allocations below will meet the investment requirements for Living Benefits which previously allowed Strategic Allocations.

  Allocations (effective February 6, 2017)

Variable Portfolios	Allocation 1	Allocation 2	Allocation 3
Allocation Balanced	67.00%	0.00%	0.00%
Allocation Moderate	0.00%	67.00%	0.00%
Allocation Moderate Growth	0.00%	0.00%	67.00%
American Funds Global Growth SAST	1.98%	2.31%	2.64%
American Funds Growth SAST	0.66%	0.99%	1.32%
American Funds Growth-Income SAST	1.32%	1.65%	1.98%
Fidelity VIP Contrafund	0.99%	1.32%	1.98%
Fidelity VIP Equity-Income	2.64%	2.97%	3.30%
Fidelity VIP Investment Grade Bond	15.51%	10.56%	6.93%
Fidelity VIP Mid Cap	3.96%	5.61%	6.27%
Fidelity VIP Overseas	1.98%	2.64%	3.30%
T. Rowe Price Blue Chip Growth II	0.99%	1.32%	1.32%
T. Rowe Price Equity Income II	2.97%	3.63%	3.96%
Total	100%	100%	100%

Dated: December 19, 2016

Please keep this Supplement with your Prospectus